SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2001

                           IRON MOUNTAIN INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   1-13045                     23-2588479
      ------------                   -------                     ----------
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
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          (Address of principal executive offices, including zip code)




                                 (617) 535-4766
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              (Registrant's telephone number, including area code)






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Item 5.  Other Events

         On September 12, 2001, Iron Mountain Incorporated (the "Company") announced that the record date with respect to the October 1, 2001 interest payment on its 8 5/8% Senior Subordinated Notes due 2013 (CUSIP No. 462846 AA4) shall be changed to September 24, 2001. For more information, see the Company's press release, dated September 12, 2001, which is attached herewith as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.       Item

99                Press Release, dated September 12, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IRON MOUNTAIN INCORPORATED
                                    (Registrant)




                                    By: /s/  John F. Kenny, Jr.
                                        John F. Kenny, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer


Date:   September 14, 2001